UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2013

OCEAN BIO-CHEM, INC.
(Exact name of registrant as specified in charter)

Florida	0-11102	59-1564329
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	I.R.S. Employer Identification No.)

4041 S.W. 47 Avenue, Fort Lauderdale, Florida 33314
(Address of principal executive offices) (Zip Code)

(954) 587-6280
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Ocean Bio-Chem, Inc. (the “Company”) is furnishing, as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5, press releases it issued on April 1, 2013, May 16, 2013, August 14, 2013, November 14, 2013 and January 16, 2014 that pertain to its financial results for the quarter and year ended December 31, 2012, its financial results the first three quarters of 2013, and its sales for the quarter and year ended December 31, 2013.

The information furnished pursuant to Item 2.02 of this Current Report, including the exhibits furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

The Company is furnishing the following exhibits to this Current Report:

Exhibit Number	Description
99.1	Press release, dated April 1, 2013
99.2	Press release, dated May 16, 2013
99.3	Press release, dated August 14, 2013
99.4	Press release, dated November 14, 2013
99.5	Press release, dated January 16, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OCEAN BIO-CHEM, INC.

Date: March 4, 2014	By:	/s/ Jeffrey S. Barocas
Jeffrey S. Barocas
Chief Financial Officer